                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    June 29, 2000
                                                     -------------





                               Purina Mills, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                        000-30077              76-0407288
--------------------------          ------------------       -----------------
(State or Other Jurisdiction            (Commission)           (IRS Employer
      of Incorporation)                 File Number)         Identification No.)

1401 South Hanley Road, St. Louis, Missouri                          63144
--------------------------------------------                  ----------------
   (Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code  (314) 768-4100
                                                    --------------




                             PM Holdings Corporation
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         As previously announced in a press release, a copy of which is filed as
Exhibit 99.1 hereto and incorporated herein by reference, on June 29, 2000 (the "Effective Date"), Purina Mills, Inc. ("Purina Mills") and its affiliated chapter 11 debtors and debtors in possession (collectively with Purina Mills, the "Debtors") satisfied each of the conditions to the effectiveness of the Second Amended Joint Plan of Reorganization of Purina Mills, Inc., Its Parent Corporation and Its Debtors Subsidiaries, dated February 22, 2000, as modified (the "Plan"), which was confirmed by an order of the United States Bankruptcy Court for the District of Delaware, dated April 5, 2000. As a result, on the Effective Date, the Plan became effective in accordance with its terms, and the Debtors emerged from chapter 11 as reorganized entities.

         Among other things, in connection with its emergence from chapter 11 and in accordance with the Plan and related documents, Purina Mills (a) repaid all of its $278 million in prepetition secured debt through a $103 million cash payment and $175 million in borrowings under a new, term loan; (b) entered into a new $50 million revolving credit facility; and (c) issued 10 million shares of its common stock, par value $0.01 per share, of which 9,910,000 shares will be distributed to holders of general unsecured claims under the Plan, including holders of Purina Mills' prepetition subordinated debt. Distributions of common stock to these holders are anticipated to begin in August 2000. Upon emergence, Purina Mills will have a stated equity of $185 million and secured bank debt of $175 million. Koch Agriculture Company's prior equity interest in Purina Mills has been canceled as of the Effective Date in accordance with the Plan.

         In addition, in accordance with the terms of the Plan and the terms of a Rights Agreement, dated as of June 29, 2000 (the "Rights Agreement"), between Purina Mills and Norwest Bank Minnesota, N.A., as Rights Agent, Purina Mills' Board of Directors declared a dividend distribution of one right (a "Right") for each share of common stock outstanding upon emergence from chapter 11. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) has been previously filed as Exhibit 4(c) to Purina Mills' Form 10 Registration Statement, dated as of March 23, 2000, as amended. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  Exhibit
                  Number   Exhibit
                  ------   -------

                  99.1     Press release, dated June 29, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  By: /s/ Del G. Meinz
                                      -----------------------------------------
                                      Del G. Meinz
                                      Vice President, Treasurer and Controller

Date:  June 30, 2000
      ---------------

                                INDEX TO EXHIBITS
                                -----------------


        EXHIBIT
        NUMBER           EXHIBIT
        ------           -------

         99.1            Press release, dated June 29, 2000